MFS® CORE EQUITY FUND	MFS® NEW DISCOVERY FUND
MFS® GLOBAL LEADERS FUND	MFS® RESEARCH INTERNATIONAL FUND
MFS® GLOBAL NEW DISCOVERY FUND	MFS® TECHNOLOGY FUND
MFS® LOW VOLATILITY EQUITY FUND	MFS® U.S. GOVERNMENT CASH RESERVE FUND
MFS® LOW VOLATILITY GLOBAL EQUITY FUND	MFS® U.S. GOVERNMENT MONEY MARKET FUND
MFS® MID CAP GROWTH FUND	MFS® VALUE FUND

Effective immediately, the sub-section entitled "Organization of the Fund" under the main heading "Management of the Fund" is restated in its entirety as follows:

Organization of the Fund

MFS Core Equity Fund, MFS Global Leaders Fund, MFS Low Volatility Equity Fund, MFS Low Volatility Global Equity Fund, MFS New Discovery Fund, MFS Research International Fund, MFS Technology Fund, MFS U.S. Government Cash Reserve Fund, and MFS Value Fund, each an open-end investment company, are series of MFS Series Trust I, a Massachusetts business trust organized in 1986.  Prior to July 23, 2014, MFS U.S. Government Cash Reserve Fund was known as MFS Cash Reserve Fund.  MFS Core Equity Fund, MFS Global Leaders Fund, MFS Low Volatility Equity Fund, MFS Low Volatility Global Equity Fund, MFS New Discovery Fund, MFS Research International Fund, MFS U.S. Government Cash Reserve Fund, and MFS Value Fund are diversified Funds. MFS Technology Fund is a non-diversified fund.

MFS Global New Discovery Fund, MFS Mid Cap Growth Fund, and MFS U.S. Government Money Market Fund, each an open-end investment company, are series of MFS Series Trust IV, a Massachusetts business trust organized in 1975.  Prior to July 23, 2014, MFS U.S. Government Money Market Fund was known as MFS Money Market Fund.  MFS Global New Discovery Fund, MFS Mid Cap Growth Fund, and MFS U.S. Government Money Market Fund are diversified funds.

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